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                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 16, 1997



                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                         0-23108                  Not Applicable
--------                         -------                  --------------
(State of                        (Commission              (IRS Employer
organization)                    File Number)             Identification No.)



c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                              19720
----------------------------------------------------------
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (302) 323-7184


                                Not Applicable
                --------------------------------------------
               (Former address, if changed since last report)


                                  Page 1 of 90
                         Index to Exhibits is on page 6





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Item 5.  Other Events

A)    Series 1993-1:
On June 16, 1997 the Registrant made available the Monthly Certificateholders' Statement for the May 1997 Due Period with respect to Series 1993-1, which is attached as Exhibit 20(a) hereto.

B)    Series 1993-2:
On June 16, 1997 the Registrant made available the Monthly Certificateholders' Statement for the May 1997 Due Period with respect to Series 1993-2, which is attached as Exhibit 20(b) hereto.

C)    Series 1993-3:
On June 16, 1997 the Registrant made available the Monthly Certificateholders' Statement for the May 1997 Due Period with respect to Series 1993-3, which is attached as Exhibit 20(c) hereto.

D)    Series 1994-1:
On June 16, 1997 the Registrant made available the Monthly Certificateholders' Statement for the May 1997 Due Period with respect to Series 1994-1, which is attached as Exhibit 20(d) hereto.

E)    Series 1994-2:
On June 16, 1997 the Registrant made available the Monthly Certificateholders' Statement for the May 1997 Due Period with respect to Series 1994-2, which is attached as Exhibit 20(e) hereto.

F)    Series 1994-3:
On June 16, 1997 the Registrant made available the Monthly Certificateholders' Statement for the May 1997 Due Period with respect to Series 1994-3, which is attached as Exhibit 20(f) hereto.

G)    Series 1994-A:
On June 16, 1997 the Registrant made available the Monthly Certificateholders' Statement for the May 1997 Due Period with respect to Series 1994-A, which is attached as Exhibit 20(g) hereto.

H)    Series 1995-1:
On June 16, 1997 the Registrant made available the Monthly Certificateholders' Statement for the May 1997 Due Period with respect to Series 1995-1, which is attached as Exhibit 20(h) hereto.

I)    Series 1995-2:
On June 16, 1997 the Registrant made available the Monthly Certificateholders Statement for the May 1997 Due Period with respect to Series 1995-2, which is attached as Exhibit 20(i) hereto.

J)    Series 1995-3:
On June 16, 1997 the Registrant made available the Monthly Certificateholders Statement for the May 1997 Due Period with respect to Series 1995-3, which is attached as Exhibit 20(j) hereto.

K)    Series 1996-1:
On June 16, 1997 the Registrant made available the Monthly Certificateholders Statement for the May 1997 Due Period with respect to Series 1996-1, which is attached as Exhibit 20(k) hereto.

L)    Series 1996-2:





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On June 16, 1997 the Registrant made available the Monthly Certificateholders
Statement for the May 1997 Due Period with respect to Series 1996-2, which is attached as Exhibit 20(l) hereto.

M)    Series 1996-3:
On June 16, 1997 the Registrant made available the Monthly Certificateholders Statement for the May 1997 Due Period with respect to Series 1996-3, which is attached as Exhibit 20(m) hereto.

N)    Series 1996-4:
On June 16, 1997 the Registrant made available the Monthly Certificateholders Statement for the May 1997 Due Period with respect to Series 1996-4, which is attached as Exhibit 20(n) hereto.





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Item 7.  Financial Statements and Exhibits

c) Exhibits

Exhibit No.      Description

20(a) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1993-1.

20(b) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1993-2.

20(c) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1993-3.

20(d) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1994-1.

20(e) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1994-2.

20(f) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1994-3.

20(g) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1994-A.

20(h) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1995-1.

20(i) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1995-2.

20(j) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1995-3.

20(k) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1996-1.

20(l) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1996-2.

20(m) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1996-3.

20(n) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1996-4.





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                                   SIGNATURES

                 Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               DISCOVER CARD MASTER TRUST I
                                       (Registrant)

                                 By:  GREENWOOD TRUST COMPANY
                                      as originator of the Trust


                                 By:            John J. Coane
                                      -------------------------------------
                                      John J. Coane
                                      Vice President, Director of
                                      Accounting and Treasurer


Date: June 16, 1997





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                                 EXHIBIT INDEX

Exhibit No.      Description
20(a)            Monthly Certificateholders' Statement, related to the Due
                 Period ending May 31, 1997, for Series 1993-1.

20(b) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1993-2.

20(c) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1993-3.

20(d) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1994-1.

20(e) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1994-2.

20(f) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1994-3.

20(g) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1994-A.

20(h) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1995-1.

20(i) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1995-2.

20(j) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1995-3.

20(k) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1996-1.

20(l) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1996-2.

20(m) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1996-3.

20(n) Monthly Certificateholders' Statement, related to the Due Period ending May 31, 1997, for Series 1996-4.





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